                                         Oppenheimer U.S. Government Trust
                                      Supplement dated March 18, 2002 to the
                                        Prospectus dated December 28, 2001

The Prospectus is changed as follows:

The section captioned "How the Fund is Managed - Portfolio Managers" on page 12 is deleted in its entirety and replaced with the following:

     Portfolio Managers.  Effective March 18, 2002, the Fund is managed by a team of portfolio managers from the Manager's fixed-income department.

March 18, 2002                                                                          PS0220.026